                                                                   EXHIBIT 10.60

                             SECOND LEASE AMENDMENT

      Second Amendment to Lease (this "Amendment") dated as of September 30, 1999, by and between CAL-HARBOR II and III URBAN RENEWAL ASSOCIATES L.P. ("Landlord"), a New Jersey limited partnership having an address c/o Mack-Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 and Donaldson, Lufkin & Jenrette Securities Corporation and DLJdirect Holdings Inc. (collectively and jointly and severally, "Tenant"), each a Delaware corporation having an office at 1 Pershing Plaza, 95 Christopher Columbus Drive, Jersey City, New Jersey 07399.

                               W I T N E S S E T H

            WHEREAS, Landlord and Tenant are parties to an Agreement of Lease, dated as of April 12, 1999, as amended pursuant to a First Lease Amendment dated as of September 30, 1999 (the "Lease"), whereby Landlord leased to Tenant and Tenant hired from Landlord certain space (the "Demised Premises"), as described in the Lease, on the fifth floor of Plaza II (the "Building") in the office complex known as "Harborside Financial Center" consisting as of the date hereof of Plazas I, II and III and the parking and other common areas serving same located in Jersey City, New Jersey on the land described in the Lease;

            WHEREAS, the parties desire that the Lease be amended to provide, among other things, that Landlord lease to Tenant and Tenant hire from Landlord an additional 15,776 rentable square feet on the first floor of the Building substantially as shown hatched on the plan annexed hereto as Schedule A (the "First Floor Space") and an additional 43,099 rentable square feet on the sixth floor of the Building substantially as shown hatched on the plan annexed hereto as Schedule B (the "Sixth Floor Space"), all upon the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

            1. Definitions. As used herein, the following terms shall have the meanings ascribed to them herein:

            "First Floor Space Possession Date" shall mean July 12, 1999.

            "First Floor Space Commencement Date" shall mean September 12, 1999.

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            "Sixth Floor Space Possession Date" shall be the date that Landlord delivers vacant possession of the Sixth Floor Space to Tenant, broom-clean with all movable furniture and personal property removed.

            "Sixth Floor Space Commencement Date" shall be the date that is ninety (90) days after the Sixth Floor Space Possession Date.

            All other capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Lease.

            2. Expiration Date. The term "Expiration Date" as defined in Section 2.01(e) of the Lease is hereby amended to mean the last day of the month that is 120 months after the date in which the Sixth Floor Space Commencement Date occurs, as the same may be extended by reason of the exercise of any extension or renewal option contained in the Lease.

            3. First Floor Space. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the First Floor Space for a term (the "Additional Space Term") to commence on the First Floor Space Commencement Date and ending on the Expiration Date, unless the Term shall sooner cease and terminate as provided in the Lease. Effective as of the First Floor Space Commencement Date, and except as set forth herein, all references in the Lease to the "demised premises" shall be deemed to include the First Floor Space and the provisions and conditions of the Lease shall apply to the First Floor Space with the same force and effect as if such space were leased to Tenant together with the "demised premises" originally demised to Tenant under the Lease. For the period commencing on the First Floor Space Possession Date and ending on the date immediately preceding the First Floor Space Commencement Date (the "Preparation Period") Tenant shall be entitled to occupy the First Floor Space for the purpose of performing Tenant's initial work therein and, upon completion of such work, for the purposes expressly permitted pursuant to Article 5 of the Lease. Tenant's occupancy of the First Floor Space during the Preparation Period shall be subject to all of the terms and conditions of the Lease (including, without limitation, Tenant's indemnification obligation pursuant to Article 38 of the Lease and Tenant's obligation to maintain insurance pursuant to Section
9.09 of the Lease, but excluding Tenant's obligation to pay basic annual rent pursuant to Article 1 of the Lease and Taxes and Operating Expenses pursuant to
Article 3 of the Lease).

            (b) Tenant hereby agrees to pay to Landlord basic annual rent for the First Floor Space as follows:

                (i) for the period commencing on the First Floor Space Commencement Date and ending on September 14, 2004 (the "First Rent Period") at the annual rate of FOUR HUNDRED FORTY-NINE THOUSAND SIX HUNDRED SIXTEEN AND 00/100 DOLLARS ($449,616.00), payable in equal monthly installments of THIRTY-SEVEN THOUSAND FOUR HUNDRED SIXTY-EIGHT AND 00/100 DOLLARS ($37,468.00); and


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                (ii) for the period commencing on September 15, 2004 and ending on the Expiration Date (the "Second Rent Period"), at the annual rate of FOUR HUNDRED NINETY-SIX THOUSAND NINE HUNDRED FORTY-FOUR AND 00/100 DOLLARS ($496,944 00), payable in equal monthly installments of FORTY-ONE THOUSAND FOUR-HUNDRED TWELVE AND 00/100 DOLLARS ($41,412.00).

            (c) From and after the First Floor Space Commencement Date, Tenant's Tax Share shall be increased by 1.05% and Tenant's Expense Share shall be increased by 1.10%.

            (d) The parties acknowledge that for all purposes of the Lease, as amended hereby, the First Floor Space shall be deemed to contain 15,776 rentable square feet.

            (e) Except as provided in paragraph 3 above with respect to the payment of basic annual rent and Taxes and Operating Expenses from the First Floor Space Possession Date through and including the day immediately preceding the First Floor Space Commencement Date, Tenant shall pay additional rent and any and all other amounts payable with respect to the First Floor Space from and after the First Floor Space Possession Date at the times and in the manner set forth in the Lease (as amended hereby). Tenant shall pay basic annual rent and Taxes and Operating Expenses with respect to the First Floor Space from and after the First Floor Space Commencement Date at the times and in the manner set forth in the Lease (as amended hereby). If the First Floor Space Commencement Date falls on any day other than the first day of a month, then the basic annual rent for the First Floor Space for such month shall be prorated on a per diem basis, and Tenant agrees to pay the amount thereof for such partial month on the First Floor Space Commencement Date. If the first day of the Second Rent Period falls on any day other than the first day of a month, then the basic annual rent for the First Floor Space for the month in which the Second Rent Period commences shall be prorated on a per diem basis to reflect the number of days of such Second Rent Period and of the First Rent Period which occur during such month.

            (f) Tenant shall be entitled to reimbursement of up to an amount equal to $236,640.00 (the "First Floor Space Allowance") for Hard Costs and Soft Costs paid by Tenant in connection with the preparation of the First Floor Space for Tenant's occupancy; provided, that Tenant shall not be entitled to reimbursement from the First Floor Space Allowance for Soft Costs to the extent such Soft Costs exceed an amount (the" First Floor Space Soft Costs Maximum") equal to $59,160.00. Tenant shall have the right to submit to Landlord, from time to time, but not more frequently than once per month, a notice setting forth the dollar amount requested, which notice shall be accompanied by (i) paid invoices or other evidence reasonably satisfactory to Landlord of the amounts paid by Tenant for such Hard Costs and/or Soft Costs, (ii) a certificate from a financial officer of Tenant that Tenant has not been reimbursed previously for such Hard Costs and/or Soft Costs, (iii) a certificate from Tenant's architect which certifies that the work for which Tenant is seeking reimbursement has been completed substantially in accordance with the plans and specifications previously approved or deemed approved by Landlord and in compliance with all applicable Legal Requirements and (iv) evidence reasonably satisfactory to Landlord (including, without limitation, lien waivers) that all sums properly due and owing to contractors, subcontractors and materialmen in connection with the work for which


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Tenant is seeking reimbursement have been paid. Within thirty (30) days after receipt of such notice and other information and provided the certificates and other deliveries made therewith are correct, Landlord shall reimburse Tenant for the amount thereof until the total of all such reimbursements is equal to the First Floor Space Allowance (it being understood that in no event shall Landlord be obligated to expend in excess of the First Floor Space Allowance or reimburse Tenant for Soft Costs in excess of the First Floor Space Soft Costs Maximum). Anything to the contrary contained herein notwithstanding anything, Landlord shall have the right to withhold $25,000 from the First Floor Space Allowance, which amount shall not be released to Tenant unless and until Tenant delivers to Landlord final working drawings, with amendments, or the mylar set of "as built" plans, drawings and specifications for the work performed in the First Floor Space and the disk carrying the same in accordance with Section 6.01(11) of the Lease.

            4. First Floor Space - AS-IS. On the First Floor Space Possession Date, Tenant shall accept the First Floor Space in its "as is" condition and Landlord shall have no obligation to perform any work or make any contribution to prepare the First Floor Space for occupancy by Tenant, except as provided in Paragraph 3(f) above. All installations, materials and work which may be undertaken by Tenant to prepare, equip, decorate and furnish the First Floor Space for Tenant's occupancy shall be performed by Tenant at Tenant's expense in accordance with all of the terms, conditions and provisions of the Lease. In addition, Tenant shall be responsible for bringing electric service to the First Floor Space from either the Demised Premises or the switchgear room located on the sixth floor of the Building.

            5. Right of First Offer. Landlord and Tenant acknowledge and agree that Article 49 of the Lease (Right of First Offer) is null and void and of no further force and effect.

            6. Sixth Floor Space. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Sixth Floor Space for a term (the "Sixth Floor Space Term") to commence on the Sixth Floor Space Commencement Date and ending on the Expiration Date, unless the Term shall sooner cease and terminate as provided in the Lease. Effective as of the Sixth Floor Space Commencement Date, and except as set forth herein, all references in the Lease to the "demised premises" shall be deemed to include the Sixth Floor Space and the provisions and conditions of the Lease shall apply to the Sixth Floor Space with the same force and effect as if such space were leased to Tenant together with the "demised premises" originally leased to Tenant under the Lease. For the period commencing on the Sixth Floor Space Possession Date and ending on the date immediately preceding the Sixth Floor Space Commencement Date (the "Construction Period") Tenant shall be entitled to occupy the Sixth Floor Space for the purpose of performing Tenant's initial work therein and, upon completion of such work, for the purposes expressly permitted pursuant to Article 5 of the Lease. Tenant's occupancy of the Sixth Floor Space during the Construction Period shall be subject to all of the terms and conditions of the Lease (including, without limitation, Tenant's indemnification obligation pursuant to Article 38 of the Lease and Tenant's obligation to maintain insurance pursuant to Section 9.09 of the Lease, but excluding Tenant's obligation to pay basic annual rent pursuant to Article 1 of the Lease and Taxes and Operating Expenses pursuant to Article 3 of the Lease).


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            (b) Tenant hereby agrees to pay to Landlord basic annual rent for the Sixth Floor Space as follows:

                (i) for the period commencing on the Sixth Floor Space Commencement Date and ending on September 14, 2004 (the "Qualified First Rent Period") at the annual rate of ONE MILLION THREE HUNDRED FOURTEEN THOUSAND FIVE HUNDRED NINETEEN AND 50/100 DOLLARS ($1,314,519.50), payable in equal monthly installments of ONE HUNDRED NINE THOUSAND FIVE HUNDRED FORTY-THREE AND 29/100 DOLLARS ($109,543 29); and

                (ii) for the period commencing on September 15, 2004 and ending on the Expiration Date (the "Qualified Second Rent Period"), at the annual rate of ONE MILLION FOUR HUNDRED FORTY-THREE THOUSAND EIGHT HUNDRED SIXTEEN AND 50/100 DOLLARS ($1,443,816.50), payable in equal monthly installments of ONE HUNDRED TWENTY THOUSAND THREE HUNDRED EIGHTEEN AND 04/100 DOLLARS ($120,318.04.00).

            (c) The parties acknowledge that for all purposes of the Lease, as amended hereby, the Sixth Floor Space shall be deemed to contain 43,099 rentable square feet.

            (d) Except for the payment of basic annual rent, Taxes and Operating Expenses during the Construction Period, Tenant shall pay additional rent and any and all other amounts payable with respect to the Sixth Floor Space from and after the Sixth Floor Space Possession Date at the times and in the manner set forth in the Lease (as amended hereby). Tenant shall pay basic annual rent and Taxes and Operating Expenses with respect to the Sixth Floor Space from and after the Sixth Floor Space Commencement Date at the times and in the manner set forth in the Lease (as amended hereby). If the Sixth Floor Space Commencement Date falls on any day other than the first day of a month, then the basic annual rent for the Sixth Floor Space for such month shall be prorated on a per diem basis, and Tenant agrees to pay the amount thereof for such partial month on the Sixth Floor Space Commencement Date. If the first day of the Qualified Second Rent Period falls on any day other than the first day of a month, then the basic annual rent for the Sixth Floor Space for the month in which the Qualified Second Rent Period commences shall be prorated on a per diem basis to reflect the number of days of such Qualified Second Rent Period and of the Qualified First Rent Period which occur during such month.

            (e) Tenant shall be entitled to reimbursement of up to an amount equal to $1,185,222.50 (the "Sixth Floor Space Allowance") for Hard Costs and Soft Costs paid by Tenant in connection with the preparation of the Sixth Floor Space for Tenant's occupancy; provided, that Tenant shall not be entitled to reimbursement from the Sixth Floor Space Allowance for Soft Costs to the extent such Soft Costs exceed an amount (the "Sixth Floor Space Soft Costs Maximum") equal to $296,305.63. Tenant shall have the right to submit to Landlord, from time to time, but not more frequently than once per month, a notice setting forth the dollar amount requested, which notice shall be accompanied by (i) paid invoices or other evidence reasonably satisfactory to Landlord of the amounts paid by Tenant for such Hard Costs and/or Soft Costs, (ii) a certificate from a financial officer of Tenant that Tenant has not been reimbursed


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previously for such Hard Costs and/or Soft Costs, (iii) a certificate from
Tenant's architect which certifies that the work for which Tenant is seeking reimbursement has been completed substantially in accordance with the plans and specifications previously approved or deemed approved by Landlord and in compliance with all applicable Legal Requirements and (iv) evidence reasonably satisfactory to Landlord (including, without limitation, lien waivers) that all sums properly due and owing to contractors, subcontractors and materialmen in connection with the work for which Tenant is seeking reimbursement have been paid. Within thirty (30) days after receipt of such notice and other information and provided the certificates and other deliveries made therewith are correct, Landlord shall reimburse Tenant for the amount thereof until the total of all such reimbursements is equal to the Sixth Floor Space Allowance (it being understood that in no event shall Landlord be obligated to expend in excess of the Sixth Floor Space Allowance or reimburse Tenant for Soft Costs in excess of the Sixth Floor Space Soft Costs Maximum). Anything to the contrary contained herein notwithstanding anything, Landlord shall have the right to withhold $25,000 from the Sixth Floor Space Allowance, which amount shall not be released to Tenant unless and until Tenant delivers to Landlord final working drawings, with amendments, or the mylar set of "as built" plans, drawings and specifications for the work performed in the Sixth Floor Space and the disk carrying the same in accordance with Section 6.01(11) of the Lease.

            (f) From and after the Sixth Floor Space Commencement Date, Tenant's Tax Share shall be increased by 2.87% and Tenant's Expense Share shall be increased by 3.01%.

            7. Sixth Floor Space - AS IS On the Sixth Floor Space Possession Date, Tenant shall accept the Sixth Floor Space in its "as is" condition and Landlord shall have no obligation to perform any work or make any contribution to prepare the Sixth Floor Space for occupancy by Tenant, except as provided in Paragraph 6(e) above. All installations, materials and work which may be undertaken by Tenant to prepare, equip, decorate and furnish the Sixth Floor Space for Tenant's occupancy shall be performed by Tenant at Tenant's expense in accordance with all of the terms, conditions and provisions of the Lease. Notwithstanding anything contained herein or in the Lease to the contrary, Tenant acknowledges that only one of the 13,400 volt risers servicing the sixth floor north switchgear room will be available for Tenant's use.

            8. Existing Tenant. Tenant acknowledges that the Sixth Floor Space is subject to an existing lease and Landlord will not be able to deliver the Sixth Floor Space to Tenant until such lease expires or terminates and the occupant of the Sixth Floor Space vacates the same. Landlord has advised Tenant that such lease for the Sixth Floor Space is scheduled to terminate on June 30, 2000; however, Tenant agrees that if Landlord delivers vacant, broom-clean possession of the Sixth Floor Space to Tenant prior to June 30, 2000, such earlier date of delivery shall be the Sixth Floor Space Possession Date, provided, that in no event shall such earlier date of delivery be earlier than five (5) days after Landlord gives to Tenant notice of the date on which Landlord anticipates that the Sixth Floor Space shall be so delivered to Tenant (unless Tenant or anyone claiming under or through Tenant first occupies the Sixth Floor Space for the performance of its work therein or any other purpose prior to the giving of such notice by Landlord or the expiration of such 5-day period). If any tenant in the Sixth Floor Space shall holdover beyond June 30, 2000, Landlord shall use reasonable efforts (including the prompt commencement and diligent prosecution of summary proceedings) to terminate such holdover tenancy.


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Notwithstanding anything to contrary contained in this Lease, Tenant agrees that
Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant for any failure or delay to deliver possession of the Sixth Floor Space pursuant to the terms hereof on the anticipated availability date or any other specific date and the validity of the Lease, as amended hereby, shall not be impaired under such circumstances nor shall the same be construed to extend the Term.

            9. Expansion Option. Landlord and Tenant acknowledge and agree that
Article 45 of the Lease (Expansion Option) is null and void and of no further force and effect.

            10. Broker. (a) Tenant covenants, represents and warrants that Tenant has had no dealings or negotiations with any broker or agent, other than Insignia/Edward S. Gordon Company, Inc. (representing Landlord) and DLJ Realty Services, Inc. (representing Tenant), in connection with the consummation of this Amendment, and Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against any and all cost, expense (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges claimed by any broker or agent, other than Insignia/Edward S. Gordon Company, Inc. and DLJ Realty Services, Inc., with respect to this Amendment or the negotiation thereof if such claim or claims by any such broker or agent are based in whole or in part on dealing with Tenant or its representatives.

                  (b) Landlord covenants and agrees to pay, hold harmless and indemnify Tenant from and against any and all costs, expenses (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges in connection with this Amendment or the negotiation thereof, claimed under any circumstances by Insignia/Edward S. Gordon Company, Inc. or claimed by any other broker or agent if the claims by such other brokers or agents are based in whole or part on dealings with Landlord or its representatives and not with Tenant or its representatives. Landlord agrees to pay Insignia/Edward S. Gordon Company, Inc. and DLJ Realty Services, Inc., such compensation, commissions or charges to which they are entitled in connection with this Amendment pursuant to a separate agreement between Landlord and said broker.

            11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns.

            12. Entire Agreement. This Amendment represents the entire understanding of the parties hereto with respect to the subject matter hereof.

            13. Ratification; Confirmation. As amended hereby, the Lease is hereby ratified and confirmed in all respects and shall continue in full force and effect. In the event of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall govern.

            14. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflicts of law principles thereof.


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            15. Counterparts. This Amendment may be executed in counterparts each of which when taken together shall be deemed to be one and the same instrument.

            IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Amendment as of the day and year first above written.

                                     CAL-HARBOR II AND III URBAN RENEWAL
                                     ASSOCIATES L.P., Landlord

                                     By Mack-Cali Sub X, Inc., its
                                        General Partner

                                        By:
                                            ------------------------------------
                                            Name:   John Jay Crandall
                                            Title:  Vice President, Leasing
                                                    NJ/PA Region


                                     DLJdirect HOLDINGS INC., Tenant

                                     By: /s/ Richard F. Brueckner
                                         ---------------------------------------
                                         Name: RICHARD F. BRUECKNER
                                         Title: Director


                                     DONALDSON, LUFKIN & JENRETTE
                                     SECURITIES CORPORATION, Tenant

                                     By: /s/ Robert A. Yurman
                                         ---------------------------------------
                                         Name: ROBERT A. YURMAN
                                         Title: S.V.P.

STATE OF       )
                ss.:
COUNTY OF      )

            On this ______ day of _____________, 1999, before me personally came John Jay Crandall, to me known, who, being duly sworn by me, did depose and say that he resides in _________________________________, that he is the Vice
President, Leasing - NJ/PA Region, of Mack-Cali Sub X, Inc., the corporation described in and which executed the above instrument on behalf of Cal-Harbor II and III Urban Renewal Associates L.P., and that he signed his name thereto by order of the board of directors of said corporation.


                                        ________________________________________
                                                    Notary Public
STATE OF       )
                ss.:
COUNTY OF      )

            On this _____ day of ___________, 1999, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides in _______________________________________, that he is the
__________________ of DLJdirect Holdings Inc., the corporation described in and which executed the above instrument and that he signed his name thereto by order of the board of directors of said corporation.


                                        ________________________________________
                                                    Notary Public

STATE OF       )
                ss.:
COUNTY OF      )

            On this _____ day of ___________, 1999, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he resides in ______________________________________, that he is the
_________________ of DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, the corporation described in and which executed the above instrument and that he signed his name thereto by order of the board of directors of said corporation.


                                        ________________________________________
                                                    Notary Public


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

                                   SCHEDULE A

                               FIRST FLOOR SPACE

                               [GRAPHIC OMITTED]

                                                         [LOGO]
HARBORSIDE FINANCIAL CENTER                             MACK-CALI
FIRST FLOOR                                        Realty Corporation
PLAZA II                                       11 Commerce Drive, Cranford,
JERSEY CITY, NEW JERSEY [ILLEGIBLE]               NJ 07016 [ILLEGIBLE]

                                   SCHEDULE B

                               SIXTH FLOOR SPACE

                               [GRAPHIC OMITTED]

                                                         [LOGO]
HARBORSIDE FINANCIAL CENTER                             MACK-CALI
FIRST FLOOR                                        Realty Corporation
PLAZA II                                               [ILLEGIBLE]
JERSEY CITY, NEW JERSEY [ILLEGIBLE]